[CHASE-LOGO]

THE RIGHT RELATIONSHIP IS EVERYTHING.(R)

                                    NEW ISSUE
                             PRELIMINARY TERM SHEET

   ANY INVESTMENT DECISION WTH RESPECT TO THE SECURITIES SHOULD BE MADE BY YOU BASED UPON THE INFORMATION CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT AND
PROSPECTUS RELATNG TO THE SECURITIES. THE INFORMATION HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT
                                 AND PROSPECTUS.

         THE INFORMATION CONTAINED HEREIN SUPERSEDES THE INFORMATION IN
                         ALL PRIOR TERM SHEETS, IF ANY.

                              -------------------

                           $641,880,960 (APPROXIMATE)

                   GE CAPITAL COMMERCIAL MORTGAGE CORPORATION
          COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2000-1

                              -------------------

              GE CAPITAL COMMERCIAL MORTGAGE CORPORATION--DEPOSITOR
                 GE CAPITAL LOAN SERVICES, INC.--MASTER SERVICER
              LEND LEASE ASSET MANAGEMENT, L.P.--SPECIAL SERVICER

           GENERAL ELECTRIC CAPITAL CORPORATION--MORTGAGE LOAN SELLER
                 THE CHASE MANHATTAN BANK--MORTGAGE LOAN SELLER
               BEAR, STEARNS FUNDING, INC.--MORTGAGE LOAN SELLER

                              -------------------

                        FOR FURTHER INFORMATION CONTACT:
                                 Scott Davidson
                               Managing Director
                             Chase Securities Inc.
                                  212-834-3813

CHASE SECURITIES INC.                                   BEAR, STEARNS & CO. INC.
Book Running Manager

DEUTSCHE BANC ALEX. BROWN      J.P. MORGAN & CO.       SALOMON SMITH BARNEY INC.

The analyses in this report are based upon information provided by General Electric Capital Corporation, The Chase Manhattan Bank and Bear, Stearns Funding, Inc. (the "Sellers"). Chase Securities Inc., Bear, Stearns & Co. Inc., Deutsche Bank Securities Inc., J.P. Morgan Securities Inc., and Salomon Smith Barney Inc. (the "Underwriters") make no representations as to the accuracy or completeness of the information contained herein. The information contained herein is qualified in its entirety by the information in the Prospectus and Prospectus Supplement for the securities referred to herein (the "Securities"). The information contained herein is preliminary as of the date hereof, supersedes any previous information delivered to you by the Underwriters and will be superseded by the applicable final Prospectus and Prospectus Supplement and any other information subsequently filed with the Securities and Exchange Commission. These materials are subject to change, completion, or amendment from time to time without notice, and the Underwriters are under no obligation to keep you advised of such changes. These materials are not intended as an offer or solicitation with respect to the purchase or sale of any Security. Any investment decision with respect to the Securities should be made by you based upon the information contained in the final Prospectus Supplement and Prospectus relating to the Securities. You should consult your own counsel, accountant, and other advisors as to the legal, tax, business, financial and related aspects of a purchase of the Securities.

The attached information contains certain tables and other statistical analyses (the "Computational Materials") which have been prepared in reliance upon information furnished by the Sellers. They may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material. Numerous assumptions were used in preparing the Computational Materials which may or may not be reflected therein. As such, no assurance can be given as to the Computational Materials' accuracy, appropriateness or completeness in any particular context; nor as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice. Any weighted average lives, yields and principal payment periods shown in the Computational Materials are based on prepayment assumptions, and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfalls. The specific characteristics of the Securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials. The principal amount and designation of any Security described in the Computational Materials are subject to change prior to issuance. Neither the Underwriters nor any of their affiliates make any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. THIS INFORMATION IS FURNISHED TO YOU SOLELY BY THE UNDERWRITERS AND NOT BY THE ISSUER OF THE SECURITIES OR ANY OF ITS AFFILIATES. THE UNDERWRITERS ARE NOT ACTING AS AGENT FOR THE ISSUER OR ITS AFFILIATES IN CONNECTION WITH THE PROPOSED TRANSACTION.

                                  DECEMBER 2000

[CHASE-LOGO]

THE RIGHT RELATIONSHIP IS EVERYTHING.(R)

THE INFORMATION HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT AND PROSPECTUS. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR SALES REPRESENTATIVE.

                            SUMMARY OF CERTIFICATES

-----------------------------------------------------------------------------------------------------------
        INITIAL CLASS                                                                             PRINCIPAL
          CERTIFICATE                     PASS-        ASSUMED         WEIGHTED     EXPECTED         OR
          BALANCE OR    APPROXIMATE      THROUGH        FINAL          AVERAGE      RATINGS       NOTIONAL
           NOTIONAL        CREDIT          RATE      DISTRIBUTION        LIFE       (MOODY'S     PRINCIPAL
CLASS     AMOUNT (1)      SUPPORT      DESCRIPTION     DATE (5)      (YEARS) (6)     /FITCH)     WINDOW (6)
-----------------------------------------------------------------------------------------------------------
 A-1        TBD             TBD           Fixed           TBD            TBD         Aaa/AAA        TBD
 A-2        TBD             TBD           Fixed           TBD            TBD         Aaa/AAA        TBD
  X         TBD             N/A        WAC (I/O) (2)      TBD            TBD         Aaa/AAA        TBD
  B         TBD             TBD          Fixed (3)        TBD            TBD          Aa2/AA        TBD
  C         TBD             TBD          Fixed (3)        TBD            TBD          A2/A          TBD
  D         TBD             TBD          Fixed (3)        TBD            TBD          A3/A-         TBD
  E         TBD             TBD         Variable (4)      TBD            TBD        Baa2/BBB        TBD
  F     Not Offered         N/A         Variable (4)      N/A            N/A           N/A          N/A
  G     Not Offered         N/A          Fixed (3)        N/A            N/A           N/A          N/A
  H     Not Offered         N/A          Fixed (3)        N/A            N/A           N/A          N/A
  I     Not Offered         N/A          Fixed (3)        N/A            N/A           N/A          N/A
  J     Not Offered         N/A          Fixed (3)        N/A            N/A           N/A          N/A
  K     Not Offered         N/A          Fixed (3)        N/A            N/A           N/A          N/A
  L     Not Offered         N/A          Fixed (3)        N/A            N/A           N/A          N/A
  M     Not Offered         N/A          Fixed (3)        N/A            N/A           N/A          N/A
-----------------------------------------------------------------------------------------------------------

(1)  Approximate, subject to a permitted variance of plus or minus 10%.

(2) The pass-through rate on the Class X certificates will be equal to the excess, if any, of (1) the weighted average of the net interest rates on the mortgage loans determined without regard to any reductions in the interest rate resulting from modification of the mortgage loans (in each case converted to a rate expressed on the basis of a 360-day year consisting of twelve 30-day months), over (2) the weighted average of the pass-through rates of the other certificates (other than the residual certificates and the Class S certificates).

(3) For any distribution date, if the weighted average of the net interest rates on the mortgage loans determined without regard to any reductions in the interest rate resulting from modification of the mortgage loans (in each case converted to a rate expressed on the basis of a 360-day year consisting of twelve 30-day months) as of the first day of the related due period is less than the rate specified for the Class B, Class C, Class D, Class G, Class H, Class I, Class J, Class K, Class L and Class M certificates with respect to the distribution date, then the pass-through rate for that class of certificates on that distribution date will equal the weighted average net mortgage interest rate.

(4) It is anticipated that the pass-through rate applicable to the Class E and Class F certificates on each distribution date will be equal to the weighted average of the net interest rates on the mortgage loans determined without regard to any reductions in the interest rate resulting from modification of the mortgage loans (in each case converted to a rate expressed on the basis of a 360-day year consisting of twelve 30-day months) minus [ ]% per annum.

(5) The assumed final distribution dates set forth have been determined on the basis of the assumptions described in "Description of the Certificates--Assumed Final Distribution Date; Rated Final Distribution Date" in the prospectus supplement. The rated final distribution date for each class of certificates is January 15, 2033. See "Description of the Certificates--Assumed Final Distribution Date; Rated Final Distribution Date" in the prospectus supplement.

(6) The weighted average life and period during which distributions of principal would be received (or applied in the reduction of the notional amount in the case of Class X certificates) set forth in the foregoing table with respect to each class of certificates is based on the assumptions set forth under "Yield and Maturity Considerations--Weighted Average Life" and on the assumptions that there are no prepayments (other than on each anticipated prepayment date, if any) or losses on the mortgage loans and that there are no extensions of maturity dates of mortgage loans.

The Class F, Class G, Class H, Class I, Class J, Class K, Class L and Class M are not offered by this prospectus supplement. The Class S, Class R and Class LR certificates are not offered by the prospectus supplement or represented in this table.


COLLATERAL OVERVIEW:
--------------------

Aggregate Principal Balance:                                     $713,101,067
Number of Mortgage Loans:                                                 105
Number of Mortgaged Properties:                                           116
Average Cut-Off Date Balance:                                      $6,791,439
Weighted Average Current Mortgage Rate:                                8.200%
Weighted Average Underwritten DSCR:                                 1.36x (1)
Weighted Average Loan-to-Value Ratio:                              71.34% (1)
Weighted Average Original Term to Maturity (months):                      119
Weighted Average Remaining Term to Maturity (months):                     117
Weighted Average Amortization Term (months):                              344
Balloon Loans as a % of Total:                                         91.00%
APD Loans as a % of Total:                                              7.19%
Interest-only Loans as a % of Total:                                    0.77%
Fully Amortizing Loans as a % of Total:                                 1.03%
Single Largest Loan as a % of Total:                                    5.55%
Five Largest Loans as a % of Total:                                    21.20%
Ten Largest Loans as a % of Total:                                     32.14%

(1) Exclude 5 credit tenant lease loans, representing 1.03% of the aggregate principal balance of all mortgage loans as of the cut-off date.

                                  AGGREGATE
                                CUT-OFF DATE                    LOAN PER        CUT-OFF                 PROPERTY
TEN LARGEST LOAN SUMMARY           BALANCE         % OF IPB      SF/UNIT          LTV        DSCR         TYPE
--------------------------------------------------------------------------------------------------------------------
Synergy Business Park I & II     $39,600,000         5.55%         $80.52        73.81%      1.24x     Office
EII Portfolio I (Baa2/BBB-)       36,600,000         5.13      $30,990.69        54.71       2.18      Hotel
Embassy Suites - New Orleans      32,466,236         4.55      $87,274.83        69.08       1.38      Hotel
The Links at Oklahoma City        23,451,572         3.29      $39,883.63        73.29       1.22      Multifamily
University Park Tech I & II       19,080,240         2.68         $100.02        78.84       1.22      Industrial
Holiday Inn - Mansfield           16,953,839         2.38      $83,929.90        69.20       1.46      Hotel
Parkway Tower                     15,683,486         2.20         $219.13        78.42       1.05*     Office
Laguna Oaks Apartments            15,451,925         2.17      $76,875.25        78.80       1.22      Multifamily
Greenway Park Plaza               15,200,000         2.13          $73.84        80.00       1.34      Retail
Le Montrose Suite Hotel           14,705,230         2.06     $111,403.26        57.67       1.91      Hotel
TOTAL/WEIGHTED AVERAGE          $229,192,528        32.14%                       70.14%      1.46x
--------------------------------------------------------------------------------------------------------------------

*Reverse earnout - please refer to the footnote on page 13.


                NUMBER OF MORTGAGED    AGGREGATE PRINCIPAL    % OF INITIAL POOL
   STATE             PROPERTIES              BALANCE                BALANCE
--------------------------------------------------------------------------------
California               21               $135,337,169             18.98%
Texas                    24                132,449,784             18.57
Tennessee                 4                 55,658,097              7.81
Louisiana                 2                 38,559,478              5.41
Maryland                  7                 33,078,234              4.64
Other States             58                318,018,305             44.60
TOTAL                   116               $713,101,067            100.00%
--------------------------------------------------------------------------------

                                               NUMBER OF             AGGREGATE        % OF INITIAL POOL
       PREPAYMENT PROVISIONS                 MORTGAGE LOANS     PRINCIPAL BALANCE          BALANCE
-------------------------------------------------------------------------------------------------------
Lockout period followed by defeasance             104              $701,112,971             98.32%
Lockout period followed by yield maintenance       1                 11,988,095              1.68
TOTAL                                             105              $713,101,067            100.00%
-------------------------------------------------------------------------------------------------------


KEY CHARACTERISTICS:
--------------------

Lead Manager:                      Chase Securities Inc. (book and co-lead);
                                   Bear, Stearns & Co. Inc. (co-lead)

Master Servicer:                   GE Capital Loan Services, Inc.

Special Servicer:                  Lend Lease Asset Management, L.P.

Trustee:                           Wells Fargo Bank Minnesota, N.A.

Mortgage Loan Sellers:             General Electric Capital Corporation (67%)
                                   The Chase Manhattan Bank (19%) Bear, Stearns
                                   Funding, Inc. (14%)

Closing:                           On or about December 20, 2000

Cut-off Date:                      December 10, 2000

Distribution Date:                 15th day of each month or following business
                                   day

ERISA Eligible:                    Classes A1, A2, B, C, D, E and X are expected
                                   to be ERISA eligible

SMMEA Eligible:                    No classes are eligible

Structure:                         Sequential Pay

Day Count:                         30/360, payable monthly

Tax Treatment:                     REMIC

Rated Final Distribution Date:     January 15, 2033

Minimum Denominations:             $10,000 initial principal amount for the
                                   publicly offered certificates and 1,000,000 initial notional amount for the Class X certificates. Each certificate will be offered in multiples of 1 in excess of the minimum denomination.

Delivery:                          DTC, Clearstream Banking, Euroclear


   CURRENT USE OF ALL            NUMBER OF         AGGREGATE PRINCIPAL   % OF INITIAL POOL
  MORTGAGED PROPERTIES     MORTGAGED PROPERTIES           BALANCE            BALANCE
------------------------------------------------------------------------------------------
Office                              24                $171,879,544            24.10%
Multifamily                         19                 151,204,259            21.20
Anchored Retail                     21                 117,968,413            16.54
Industrial                           9                  69,263,590             9.71
Full-Service Hotel                   3                  64,125,305             8.99
Unanchored Retail                   14                  49,230,246             6.90
Limited-Service Hotel                9                  36,600,000             5.13
Manufactured Housing                 5                  23,051,303             3.23
Self Storage                         7                  22,418,959             3.14
CTL*                                 5                   7,359,448             1.03
TOTAL                              116                $713,101,067           100.00%
------------------------------------------------------------------------------------------

*All with subsidiaries of CVS as a tenant, rated A by S&P and A3 by Moody's


                        NUMBER OF        AGGREGATE PRINCIPAL  % OF INITIAL POOL
PROPERTY TYPE (1)  MORTGAGED PROPERTIES        BALANCE             BALANCE
-------------------------------------------------------------------------------
Office                      24               $171,879,544          24.10%
Retail                      35                167,198,659          23.45
Multifamily                 19                151,204,259          21.20
Hotel                       12                100,725,305          14.12
Industrial                   9                 69,263,590           9.71
TOTAL                       99               $660,271,357          92.58%
-------------------------------------------------------------------------------
(1) Represents the property type concentrations in excess of 5% of the aggregate principal balance of the pool of mortgage loans as of the cut-off date.

[CHASE-LOGO]

THE RIGHT RELATIONSHIP IS EVERYTHING.(R)

THE INFORMATION HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT AND PROSPECTUS. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR SALES REPRESENTATIVE.

                              COLLATERAL STATISTICS

    RANGE OF DSCR (1)             NUMBER OF MORTGAGE               AGGREGATE           % OF INITIAL POOL
                                   LOANS/PROPERTIES            PRINCIPAL BALANCE            BALANCE
--------------------------------------------------------------------------------------------------------
1.0500x to 1.1999x (2)                     1/1                     $ 15,683,486                    2.20%
1.2000x to 1.2299x                        23/23                     186,617,520                    26.17
1.2300x to 1.2599x                        23/23                     158,343,341                    22.21
1.2600x to 1.2999x                        16/16                      59,901,742                     8.40
1.3000x to 1.3699x                        14/14                      86,590,205                    12.14
1.3700x to 1.4999x                        16/16                     121,926,036                    17.10
1.5000x to 2.4190x                        7/18                       76,639,289                    10.75
TOTAL                                    100/111                   $705,741,619                   98.97%
--------------------------------------------------------------------------------------------------------

(1) Exclude 5 credit tenant lease loans, representing 1.03% of the aggregate principal balance of all mortgage loans as of the cut-off date.

(2)   Reverse earnout - please refer to the footnote on page 13.


    RANGE OF LTV AS OF THE        NUMBER OF MORTGAGE               AGGREGATE           % OF INITIAL POOL
    THE CUT-OFF DATE (1)           LOANS/PROPERTIES            PRINCIPAL BALANCE            BALANCE
--------------------------------------------------------------------------------------------------------
34.83% to 59.99%                          9/20                     $ 84,466,237                   11.84%
60.00% to 64.99%                           7/7                       24,487,963                     3.43
65.00% to 68.99%                          15/15                      82,098,438                    11.51
69.00% to 72.99%                          19/19                     151,843,303                    21.29
73.00% to 76.99%                          24/24                     169,133,174                    23.72
77.00% to 79.99%                          21/21                     152,520,454                    21.39
80.00% to 80.91%                           5/5                       41,192,051                     5.78
TOTAL                                    100/111                   $705,741,619                   98.97%
--------------------------------------------------------------------------------------------------------

(1) Exclude 5 credit tenant lease loans, representing 1.03% of the aggregate principal balance of all mortgage loans as of the cut-off date.



     RANGE OF PRINCIPAL           NUMBER OF MORTGAGE               AGGREGATE           % OF INITIAL POOL
    CUT-OFF DATE BALANCES          LOANS/PROPERTIES            PRINCIPAL BALANCE            BALANCE
--------------------------------------------------------------------------------------------------------
$1,165,000 to 3,000,000                    33/33                   $ 69,729,343                    9.78%
3,000,001 to 5,000,000                     22/24                     88,733,757                   12.44
5,000,001 to 9,000,000                     25/25                    174,294,933                   24.44
9,000,001 to 15,000,000                    16/17                    184,935,977                   25.93
15,000,001 to 20,000,000                    5/5                      82,789,249                   11.61
20,000,001 to 30,000,000                    2/2                      43,551,572                    6.11
30,000,001 to 36,600,000                   2/10                      69,066,236                    9.69
TOTAL                                     105/116                  $713,101,067                  100.00%
--------------------------------------------------------------------------------------------------------


     RANGE OF REMAINING TERM      NUMBER OF MORTGAGE               AGGREGATE           % OF INITIAL POOL
    TO MATURITY OR APD (MONTHS)    LOANS/PROPERTIES            PRINCIPAL BALANCE            BALANCE
--------------------------------------------------------------------------------------------------------
58 to 79                                    3/3                    $ 19,932,906                    2.80%
80 to 99                                    1/1                       9,350,000                    1.31
100 to 115                                  6/6                      53,204,165                    7.46
116 to 118                                 43/43                    308,569,818                   43.27
119 to 120                                 47/58                    314,684,730                   44.13
121 to 220                                  1/1                       1,645,270                    0.23
221 to 240                                  4/4                       5,714,178                    0.80
TOTAL                                     105/116                  $713,101,067                  100.00%
--------------------------------------------------------------------------------------------------------


     RANGE OF MORTGAGE RATES      NUMBER OF MORTGAGE               AGGREGATE           % OF INITIAL POOL
                                   LOANS/PROPERTIES            PRINCIPAL BALANCE            BALANCE
--------------------------------------------------------------------------------------------------------
7.700% to 7.899%                            7/7                    $ 51,800,597                    7.26%
7.900% to 8.099%                           29/32                    214,137,515                   30.03
8.100% to 8.199%                           18/18                     96,087,726                   13.47
8.200% to 8.399%                           36/44                    243,557,581                   34.15
8.400% to 8.599%                            9/9                      58,709,969                    8.23
8.600% to 8.799%                            5/5                      44,026,859                    6.17
8.800% to 9.000%                            1/1                       4,780,819                    0.67
TOTAL                                     105/116                  $713,101,067                  100.00%
--------------------------------------------------------------------------------------------------------


     AMORTIZATION TYPES           NUMBER OF MORTGAGE               AGGREGATE           % OF INITIAL POOL
                                       LOANS                   PRINCIPAL BALANCE            BALANCE
--------------------------------------------------------------------------------------------------------
Balloon Loans (1)                            97                   $648,936,388                    91.00%
APD Loans                                     2                     51,305,230                     7.19
Fully Amortizing Loans (2)                    5                      7,359,448                     1.03
Interest-only Loans (3)                       1                      5,500,000                     0.77
TOTAL                                       105                   $713,101,067                   100.00%
--------------------------------------------------------------------------------------------------------

(1) Exclude APD loans and mortgage loans that pay interest-only for the life of their terms. Include 1 loan that pays interest-only for 25 months.

(2) All of the mortgage loans identified as "fully amortizing loans" provide for the accrual of interest on the basis of the actual number of days elapsed in each payment period and a year assumed to consist of 360 days. As a result, the scheduled payments due on the maturity date will be greater than the other scheduled payments for those mortgage loans.

(3) These mortgage loans provide monthly payments of interest-only over the entire term of the mortgage loans and the payment of the entire principal amount of the mortgage loans at maturity.


     BALANCE OF ACCRUAL           NUMBER OF MORTGAGE               AGGREGATE           % OF INITIAL POOL
          OF INTEREST                  LOANS                   PRINCIPAL BALANCE            BALANCE
--------------------------------------------------------------------------------------------------------
Actual/360                                  105                   $713,101,067                   100.00%
TOTAL                                       105                   $713,101,067                   100.00%
--------------------------------------------------------------------------------------------------------

[CHASE-LOGO]

THE RIGHT RELATIONSHIP IS EVERYTHING.(R)

THE INFORMATION HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT AND PROSPECTUS. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR SALES REPRESENTATIVE.

                                SUMMARY OF ISSUE

ISSUE TYPE:                   Sequential pay multi-class commercial mortgage
                              REMIC

OFFERED SECURITIES:           Classes A-1, A-2, X, B, C, D, and E

COLLATERAL:                   Approximately $713,101,067 pool of 105 fixed-rate
                              commercial, multifamily and manufactured housing community mortgage loans

LOAN SELLERS:                 General Electric Capital Corporation, The Chase
                              Manhattan Bank and Bear, Stearns Funding, Inc.

DEPOSITOR:                    GE Capital Commercial Mortgage Corporation

UNDERWRITERS:                 Chase Securities Inc.--Book Running Manager,
                              Co-Lead;
                              Bear, Stearns & Co. Inc.--Co-Lead;
                              Deutsche Bank Securities Inc.;
                              J.P. Morgan Securities Inc.;
                              Salomon Smith Barney Inc.

MASTER SERVICER:              GE Capital Loan Services, Inc.

PRIMARY SERVICERS:            GE Capital Loan Services, Inc., The Chase
                              Manhattan Bank

SPECIAL SERVICER:             Lend Lease Asset Management, L.P.

TRUSTEE:                      Wells Fargo Bank Minnesota, N.A.

PAYING AGENT:                 The Chase Manhattan Bank

RATING AGENCIES:              Moody's and Fitch

CUT-OFF DATE:                 December 10, 2000

CLOSING DATE:                 On or about December 20, 2000

DISTRIBUTION DATE:            The 15 th day of the month or, if that day is not
                              a business day, the next business day, beginning in January 2001, provided that the distribution date will be no earlier than the fourth business day after the related determination date.

DETERMINATION DATE:           The 11 th day of the month in which the related
                              distribution date occurs, or if the 11 th day is not a business day, then the immediately following business day.

DENOMINATIONS:                The offered certificates (other than the Class X
                              certificates) will be offered in minimum denominations of $10,000 initial principal amount;
                              the Class X certificates will be offered in minimum denominations of $1,000,000 initial notional amount.

ERISA CONSIDERATIONS:         All offered certificates are expected to be ERISA
                              eligible

SMMEA ELIGIBILITY:            No certificates are eligible.

CERTIFICATE REGISTRATION:     Certificate owners may hold their certificates
                              through DTC (in the United States) or Clearstream
                              Banking, societe anonyme or The Euroclear System
                              (in Europe) if they are participants of that system, or indirectly through organizations that are participants in those systems.

[CHASE-LOGO]

THE RIGHT RELATIONSHIP IS EVERYTHING.(R)

THE INFORMATION HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT AND PROSPECTUS. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR SALES REPRESENTATIVE.

                            STRUCTURAL CHARACTERISTICS

INTEREST ACCRUAL PERIOD:      Interest will accrue on the offered certificates
                              during the calendar month prior to the related distribution date and will be calculated assuming that each month has 30 days and each year has 360 days.

PASS-THROUGH RATES:           Certificates will accrue interest at an annual
                              rate called a pass-through rate which is set forth below for each class other than the Class E and Class X certificates:

                              Class A-1 [       ]%

                              Class A-2 [       ]%

                              Class B   [       ]% (1)

                              Class C   [       ]% (1)

                              Class D   [       ]% (1)

                              (1) For any distribution date, if the weighted average of the net interest rates on the mortgage loans determined without regard to any reductions in the interest rate resulting from modification of the mortgage loans (in each case converted to a rate expressed on the basis of a 360-day year consisting of twelve 30-day months and net of all servicing and trustee fees) as of the first day of the related due period is less than the rate specified for the Class B, Class C or Class D certificates with respect to the distribution date, then the pass-through rate for that class of certificates on that distribution date will equal such weighted average net mortgage interest rate.

                              If you invest in certain offered mezzanine classes (anticipated to be Class E), your pass-through rate will be equal to the weighted average interest rate of the mortgage loans (in each case converted to a rate expressed on the basis of a 360-day year consisting of twelve 30-day months and net of all servicing and trustee fees), less __% per annum.

                              If you invest in the Class X certificates, your pass-through rate will be equal to the excess, if any, of (1) the weighted average interest rate of the mortgage loans (in each case adjusted, if necessary to accrue on the basis of a 360-day year consisting of twelve 30-day months and net of all servicing and trustee fees) over (2) the weighted average of the pass-through rates of the other certificates (other than the Class S, Class R and Class LR certificates) as described in the prospectus supplement. The weighting will be based upon the respective principal amounts of those classes.

PRINCIPAL DISTRIBUTIONS:      On each distribution date, funds available for
                              distribution from the mortgage loans, net of specified trust expenses, will be distributed to the class of certificates outstanding, with the earliest alphabetical/numerical Class designation, until its certificate balance is reduced to zero.
                              If the principal amount of each class of certificates other than Class A-1 and Class A-2 has been reduced to zero, funds available for principal will be distributed to Class A-1 and Class A-2, PRO RATA, rather than sequentially.

[CHASE-LOGO]

THE RIGHT RELATIONSHIP IS EVERYTHING.(R)

THE INFORMATION HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT AND PROSPECTUS. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR SALES REPRESENTATIVE.

                     STRUCTURAL CHARACTERISTICS (CONTINUED)

INTEREST DISTRIBUTIONS:       Each class of offered certificates (other than the
                              Class X certificates) will be entitled on each distribution date to interest accrued at its pass-through rate on the outstanding certificate balance of such class during the prior calendar month (on a 30/360 day basis). The Class X certificates will be entitled on each distribution date to the interest accrued at the related pass-through rate on its notional amount during the prior calendar month.

PREPAYMENT PROVISIONS:        Each mortgage loan prohibits any prepayments or
                              defeasance for a specified period of time after its date of origination (a "Lockout Period"). In addition, the mortgage loans generally have open prepayment periods 3 months prior to maturity.
                              Each mortgage loan restricts voluntary prepayments in one of the following ways:

                              (1) 104 of the mortgage loans, representing approximately 98.3% of the Initial Pool Balance, permit only defeasance after the expiration of the Lockout Period; and

                              (2) 1 of the mortgage loans, representing approximately 1.7% of the Initial Pool Balance, requires that any principal prepayment made during a specified period of time after the Lockout Period (a "yield maintenance period"), be accompanied by a Yield Maintenance Charge.

YIELD MAINTENANCE
CHARGES: On any Distribution Date, yield maintenance charges collected during the related Due Period will be required to be distributed by the Paying Agent and allocated between the Offered Certificates and the Class X Certificates. No yield maintenance charges will be payable to the non-offered certificates.

REPRESENTATIONS AND
WARRANTIES:                   General Electric Capital Corporation, The Chase
                              Manhattan Bank, and Bear, Stearns Funding, Inc.
                              will make certain representations and warranties with respect to each mortgage loan sold by General
                              Electric Capital Corporation, The Chase Manhattan
                              Bank, and Bear, Stearns Funding, Inc.,
                              respectively.

[CHASE-LOGO]

THE RIGHT RELATIONSHIP IS EVERYTHING.(R)

AND PROSPECTUS. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR SALES REPRESENTATIVE.

                          SYNERGY BUSINESS PARK I & II

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------

                               ORIGINAL       CUT-OFF DATE

PRINCIPAL BALANCE:

SYNERGY BUSINESS CENTER I:    $19,500,000     $19,500,000

SYNERGY BUSINESS CENTER II:   $20,100,000     $20,100,000
                              -----------     -----------

TOTAL:                        $39,600,000     $39,600,000%

OF POOL BY IPB:               5.55%

ORIGINATOR:                   GECC

LOAN DATE:                    11/03/00

INTEREST RATE:                7.980%

REMAINING AMORTIZATION:       360 months

MATURITY DATE:                12/1/10

SPONSOR:                      Jordan E. Slone, Herbert K. Bangel

CALL PROTECTION:              Lockout followed by defeasance

CROSS-COLLATERALIZATION:      Yes

RESERVES:                     SYNERGY BUSINESS PARK I LOAN:
                              Upfront TI/LC Reserve: $500,000 Monthly TI/LC
                              Reserve: $18,330 (to replenish upfront reserves after depletion) Monthly Replacement Reserve:
                              $3,870 Upfront Engineering Reserve: $26,250

                              SYNERGY BUSINESS PARK II LOAN:
                              Upfront TI/LC Reserve: $500,000 Monthly TI/LC
                              Reserve: $18,460 (to replenish upfront reserves after depletion) Upfront Replacement Reserve:
                              $244,750 Monthly Replacement Reserve: $3,695
                              Upfront Engineering Reserve: $9,000


--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------

SINGLE ASSET/ PORTFOLIO:      Portfolio

PROPERTY TYPE:                Office

LOCATION:                     Brentwood, TN

YEAR BUILT:                   1983

COLLATERAL:                   Eight multi-tenanted office buildings comprising
                              the former Koger-Nashville Office Park. The four buildings securing the Synergy Business Park I
                              Loan contain approximately 243,691 square feet of net leaseable area, three of which were built between 1984 and 1987 and one of which was built in 1863 and renovated in 1985. The four buildings securing the Synergy Business Park II loan contain approximately 248,109 square feet of net leasable area and were built between 1983 and 1998.

MAJOR TENANTS
(% OF TOTAL SF):              SYNERGY BUSINESS PARK I:
                              GE Information Services, Inc. (24.39%)
                              Hart Freeland (9.68%)
                              Hospital Affiliate (5.33%)

                              SYNERGY BUSINESS PARK II :
                              General Motors AC (9.31%)
                              PMT Services, Inc. (8.02%)
                              Vanderbilt University (4.14%)

CURRENT OCCUPANCY:            93.76%

UWNCF:                        $4,326,139 (total)

APPRAISED VALUE:              $53,650,000 (total)

APPRAISAL DATE:               9/1/00

CUT-OFF DATE LOAN/SF:         $80.52

CUT-OFF DATE LTV:             73.81%

BALLOON LTV:                  66.06%

UWNCF DSCR:                   1.24x


  [GRAPHIC OMITTED: TWO PHOTOGRAPHS OF SYNERGY BUSINESS PARK I & II PROPERTIES]

[CHASE-LOGO]

THE RIGHT RELATIONSHIP IS EVERYTHING.(R)

THE INFORMATION HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT AND PROSPECTUS. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR SALES REPRESENTATIVE.

                                 EII PORTFOLIO I

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------


                                ORIGINAL        CUT-OFF DATE

PRINCIPAL-BALANCE:            $36,600,000       $36,600,000

SHADOW RATING:                Baa2 (Moody's), BBB-(Fitch)

% OF POOL BY IPB:             5.13%

ORIGINATOR:                   GECC

LOAN DATE:                    11/07/00

INTEREST RATE:                8.250%

REMAINING AMORTIZATION:       287 months*

APD:                          12/1/10

SPONSOR:                      Equity Inns Inc. (NYSE - ENN)

CALL PROTECTION:              Lockout followed by defeasance

CROSS-COLLATERALIZATION:      No

CASH-MANAGEMENT:              Springing hard at 1.45x DSCR(set up at closing)

RESERVES:                     Upfront Improvement Plan Reserve: $500,000
                              Upfront Engineering Reserve: $86,407
                              Monthly Replacement Reserve: 4% of gross revenue
                              Debt Service Escrow: $877,920
                              Ground Lease Escrow: $19,800

* weighted average based on 300 months for 8 properties and 228 months for 1 property


--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------

SINGLE ASSET/ PORTFOLIO:      Portfolio

PROPERTY TYPE:                Limited-Service Hotel

LOCATION:                     Various

YEAR BUILT:                   Various

COLLATERAL:                   Eight limited-service Hampton Inns hotels in
                              Scranton, Pennsylvania; Colonie, New York; Glen
                              Burnie, Maryland; Norfolk, Virginia; Chattanooga,
                              Tennessee; Aurora, Colorado; Beckley, West
                              Virginia and Maryland Heights, Missouri; and one limited service Residence Inn hotel in Oklahoma
                              City, Oklahoma. The hotels have a total of 1,181 rooms.

CURRENT OCCUPANCY:            69.98%

UNDERWRITTEN ADR:             $71.93

UNDERWRITTEN REVPAR:          $49.62

UWNCF:                        $7,659,799

APPRAISED VALUE:              $66,900,000

APPRAISAL DATE:               8/3/00-8/21/00

CUT-OFF DATE LOAN/ROOM:       $30,990.69

CUT-OFF DATE LTV:             54.71%

BALLOON LTV:                  44.40%

UWNCF DSCR:                   2.18x


        [GRAPHIC OMITTED: TWO PHOTOGRAPHS OF EII PORTFOLIO I PROPERTIES]

[CHASE-LOGO]

THE RIGHT RELATIONSHIP IS EVERYTHING.(R)

THE INFORMATION HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT AND PROSPECTUS. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR SALES REPRESENTATIVE.

                          EMBASSY SUITES - NEW ORLEANS

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------

                                ORIGINAL        CUT-OFF DATE

PRINCIPAL BALANCE:            $32,650,000       $32,466,236

% OF POOL BY IPB:             4.55%

ORIGINATOR:                   CMB

LOAN DATE:                    5/2/00

INTEREST RATE:                8.77%

REMAINING AMORTIZATION:       293 months

MATURITY DATE:                5/10/10

BORROWER/SPONSOR:             Felcor Lodging Trust, Inc.

CALL PROTECTION:              Lockout followed by defeasance

RESERVES:                     Debt Service Reserve: $537,925


--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------

SINGLE ASSET/ PORTFOLIO:      Single Asset

PROPERTY TYPE:                Hotel

LOCATION:                     New Orleans, LA

YEAR BUILT/YEAR RENOVATED:    1909/1999

COLLATERAL:                   The hotel contains approximately 372 suites and is
                              comprised of two properties. 315 Julia Street is a 16-story property which contains approximately 282 suites and was built in 1984 and renovated in 1996. 727 South Peters Street is a 7-story building, which contains approximately 90 suites.
                              727 South Peters Street was originally built in 1909 as an office building, renovated into a hotel in 1998.

CURRENT OCCUPANCY:            69.90%

UNDERWRITTEN ADR:             $141.50

UNDERWRITTEN REVPAR:          $99.05

UWNCF:                        $4,456,578

APPRAISED VALUE:              $47,000,000

APPRAISAL DATE:               3/22/00

CUT-OFF DATE LOAN/UNIT:       $87,274.83

CUT-OFF DATE LTV:             69.08%

BALLOON LTV:                  58.66%

UWNCF DSCR:                   1.38x


  [GRAPHIC OMITTED: TWO PHOTOGRAPHS OF EMBASSY SUITES - NEW ORLEANS PROPERTIES]

[CHASE-LOGO]

THE RIGHT RELATIONSHIP IS EVERYTHING.(R)

THE INFORMATION HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT AND PROSPECTUS. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR SALES REPRESENTATIVE.

                           THE LINKS AT OKLAHOMA CITY

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------

                               ORIGINAL         CUT-OFF DATE

PRINCIPAL BALANCE:            $23,500,000       $23,451,572

% OF POOL BY IPB:             3.29%

ORIGINATOR:                   GECC

LOAN DATE:                    7/31/00

INTEREST RATE:                8.340%

REMAINING AMORTIZATION:       356 months

MATURITY DATE:                8/1/10

SPONSOR: GP-The Links at OKC Mgmt Co, LP, James E. Lindsey, J.E. Lindsey Family, LP, John R. Rutledge

CALL PROTECTION:              Lockout followed by defeasance

CROSS-COLLATERALIZATION:      No

RESERVES:                     Monthly Replacement Reserve: $9,800


--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------

SINGLE ASSET/ PORTFOLIO:      Single Asset

PROPERTY-TYPE:                Multifamily

LOCATION:                     Oklahoma City, OK

YEAR BUILT:                   1997 to 2000

COLLATERAL:                   A 49 building 588 unit apartment complex, located
                              in Oklahoma City, Oklahoma. The complex is surrounded by a 9-hole golf course and contains
                              196 one-bedroom units and 392 two-bedroom units.
                              Amenities include a 9-hole golf course, a swimming pool, a tennis court, a basketball court, a sand volleyball court and a fitness center.

CURRENT OCCUPANCY:            98.00%

UWNCF:                        $2,614,582

APPRAISED VALUE:              $32,000,000

APPRAISAL DATE:               7/7/00

CUT-OFF DATE LOAN/UNIT:       $39,883.63

CUT-OFF DATE LTV:             73.29%

BALLOON LTV:                  66.27%

UWNCF DSCR:                   1.22x


     [GRAPHIC OMITTED: PHOTOGRAPH OF THE LINKS AT OKLAHOMA CITY PROPERTIES]

[CHASE-LOGO]

THE RIGHT RELATIONSHIP IS EVERYTHING.(R)

THE INFORMATION HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT AND PROSPECTUS. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR SALES REPRESENTATIVE.

                           UNIVERSITY PARK TECH I & II

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------


                               ORIGINAL         CUT-OFF DATE

PRINCIPAL BALANCE:

UNIVERSITY PARK TECH I:       $10,250,000       $10,239,396

UNIVERSITY PARK TECH II:      $ 8,850,000        $ 8,840,844
                              -----------        -----------

TOTAL:                        $19,100,000       $19,080,240

% OF POOL BY IPB:             2.68%

ORIGINATOR:                   GECC

LOAN DATE:                    9/20/00

INTEREST RATE:                8.300%

REMAINING AMORTIZATION:       358 months

MATURITY DATE:                10/1/10

SPONSOR:                      Eric Brauss

CALL PROTECTION:              Lockout followed by defeasance

CROSS-COLLATERALIZATION:      Yes

RESERVES:                     THE UNIVERSITY PARK TECH I LOAN:
                              Upfront TI/LC Reserve: $200,000
                              Monthly TI/LC Reserve: $3,545 (to replenish upfront Reserves after depletion)
                              Specific Tenant Security Escrows: $215,000

                              THE UNIVERSITY PARK TECH II LOAN:
                              Monthly TI/LC Reserve: $3,557
                              Specific Tenant Security/Leasing Escrows: $865,925


--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------

SINGLE ASSET/ PORTFOLIO:      Portfolio

PROPERTY TYPE:                Office

LOCATION:                     San Antonio, TX

YEAR BUILT:                   1999

COLLATERAL:                   The building securing the University Park Tech I
                              Loan contains approximately 106,237 square feet of net leasable area and was built in 1999. The building securing the University Park Tech II Loan contains approximately 84,525 square feet of net leasable area and was built in 1999.

MAJOR TENANTS
(% OF TOTAL SF):              Clark American Checks, Inc. (35.65%)
                              Columbia/HCA Health Services (20.27%)
                              SBC Telecom, Inc. (20.04%)

CURRENT OCCUPANCY:            100.00%

UWNCF:                        $2,112,707 (total)

APPRAISED VALUE:              $24,200,000 (total)

APPRAISAL DATE:               8/3/00

CUT-OFF DATE LOAN/SF:         $100.02

CUT-OFF DATE LTV:             78.84%

BALLOON LTV:                  71.17%

UWNCF DSCR:                   1.22x


     [GRAPHIC OMITTED: PHOTOGRAPH OF UNIVERSITY PARK TECH I & II PROPERTIES]

[CHASE-LOGO]

THE RIGHT RELATIONSHIP IS EVERYTHING.(R)

THE INFORMATION HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT AND PROSPECTUS. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR SALES REPRESENTATIVE.

                             HOLIDAY INN - MANSFIELD

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------

                               ORIGINAL         CUT-OFF DATE

PRINCIPAL BALANCE:            $17,000,000       $16,953,839

% OF POOL BY IPB:             2.38%

ORIGINATOR:                   CMB

LOAN DATE:                    9/1/00

INTEREST RATE:                8.450%

REMAINING AMORTIZATION:       297 months

MATURITY DATE:                9/10/10

SPONSOR:                      Gerald Fineberg

CALL PROTECTION:              Lockout followed by defeasance

CROSS-COLLATERALIZATION:      No

RESERVES:                     Monthly Replacement Reserve: $30,546


--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------

SINGLE ASSET/ PORTFOLIO:      Single Asset

PROPERTY TYPE:                Full-Service Hotel

LOCATION:                     Mansfield, MA

YEAR BUILT/YEAR RENOVATED:    1979/2000

COLLATERAL:                   A full service hotel located in Mansfield,
                              Massachusetts. The two-and three-story hotel contains 202 units. The hotel was built in 1979 and renovated in 2000.

CURRENT OCCUPANCY:            72.50%

UNDERWRITTEN ADR:             $96.53

UNDERWRITTEN REVPAR:          $73.37

UWNCF:                        $2,394,536

APPRAISED VALUE:              $24,500,000

APPRAISAL DATE:               7/1/00

CUT-OFF DATE LOAN/ROOM:       $83,929.90

CUT-OFF DATE LTV:             69.20%

BALLOON LTV:                  58.04%

UWNCF DSCR:                   1.46x


        [GRAPHIC OMITTED: PHOTOGRAPH OF HOLIDAY INN - MANSFIELD PROPERTY]

[CHASE-LOGO]

THE RIGHT RELATIONSHIP IS EVERYTHING.(R)

THE INFORMATION HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT AND PROSPECTUS. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR SALES REPRESENTATIVE.

                                  PARKWAY TOWER

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------

                               ORIGINAL         CUT-OFF DATE

PRINCIPAL BALANCE:            $15,700,000       $15,683,486

% OF POOL BY IPB:             2.20%

ORIGINATOR:                   CMB

LOAN DATE:                    10/5/00

INTEREST RATE:                8.240%

REMAINING AMORTIZATION:       358 months

MATURITY DATE:                10/10/10

SPONSOR:                      Maskatiya, Suri & Company

CALL PROTECTION:              Lockout followed by defeasance

CROSS-COLLATERALIZATION:      No

RESERVES:                     Monthly Replacement Reserve: $1,585
                              Upfront TI/LC Reserve: $1,970,000
                              Upfront Engineering Reserve: $5,625


--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------

SINGLE ASSET/ PORTFOLIO:      Single Asset

PROPERTY TYPE:                Office

LOCATION:                     Santa Clara, CA

YEAR BUILT:                   1982

COLLATERAL:                   One multi-tenanted office building located in the
                              financial district of Santa Clara.

MAJOR TENANTS
(% OF TOTAL SF):              Arisin Corporation (16.30%)
                              Netscaler (14.98%)
                              Speedera Network(14.81%)

CURRENT OCCUPANCY:            100.00%

UWNCF:                        $1,485,816*

APPRAISED VALUE:              $20,000,000

APPRAISAL DATE:               8/25/00

CUT-OFF DATE LOAN/SF:         $219.13

CUT-OFF DATE LTV:             78.42%

BALLOON LTV:                  70.69%

UWNCF DSCR:                   1.05x*

* At closing, lender held back $1,970,000. This hold back will be released and/or applied to the loan balance (by partially defeasing the loan) no later than October 2, 2001. The escrow will be released subject to the following conditions: a) certain spaces renewed or relet; b) the actual debt service coverage is at a minimum of 1.20x.


             [GRAPHIC OMITTED: PHOTOGRAPH OF PARKWAY TOWER PROPERTY]

[CHASE-LOGO]

THE RIGHT RELATIONSHIP IS EVERYTHING.(R)

THE INFORMATION HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT AND PROSPECTUS. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR SALES REPRESENTATIVE.

                             LAGUNA OAKS APARTMENTS

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------

                               ORIGINAL         CUT-OFF DATE

PRINCIPAL BALANCE:            $15,470,000       $15,451,925

% OF POOL BY IPB:             2.17%

ORIGINATOR:                   GECC

LOAN DATE:                    9/21/00

INTEREST RATE:                7.850%

REMAINING AMORTIZATION:       358 months

MATURITY DATE:                10/1/10

SPONSOR:                      The Aspen Group, Inc., Sanford Gallanter,
                              Edwin Sacks

CALL PROTECTION:              Lockout followed by defeasance

CROSS-COLLATERALIZATION:      No

RESERVES:                     Monthly Replacement Reserve: $3,420


--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------

SINGLE ASSET/ PORTFOLIO:      Single Asset

PROPERTY TYPE:                Multifamily

LOCATION:                     Elk Grove, CA

YEAR BUILT:                   1999

COLLATERAL:                   25 building 201 unit class "A" apartment complex
                              approximately 12 miles from Sacramento. The complex contains 48 one-bedroom units, 105 two-bedroom units and 48 three-bedroom units.
                              Amenities include an outdoor swimming pool, a fitness center, a sauna and 405 parking spaces.

CURRENT OCCUPANCY:            99.00%

UWNCF:                        $1,633,890

APPRAISED VALUE:              $19,610,000

APPRAISAL DATE:               8/31/00

CUT-OFF DATE LOAN/UNIT:       $76,875.25

CUT-OFF DATE LTV:             78.80%

BALLOON LTV:                  70.39%

UWNCF DSCR:                   1.22x


        [GRAPHIC OMITTED: PHOTOGRAPH OF LAGUNA OAKS APARTMENTS PROPERTY]

[CHASE-LOGO]

THE RIGHT RELATIONSHIP IS EVERYTHING.(R)

THE INFORMATION HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT AND PROSPECTUS. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR SALES REPRESENTATIVE.

                               GREENWAY PARK PLAZA

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------

                               ORIGINAL         CUT-OFF DATE

PRINCIPAL BALANCE:            $15,200,000       $15,200,000

% OF POOL BY IPB:             2.13%

ORIGINATOR:                   CMB

LOAN DATE:                    11/9/00

INTEREST RATE:                8.090%

REMAINING AMORTIZATION:       360 months

MATURITY DATE:                12/10/10

BORROWER/SPONSOR:             Ron Barness, Alex Papakyriakou

CALL PROTECTION:              Lockout followed by defeasance

CROSS-COLLATERALIZATION:      No

RESERVES:                     Upfront Replacement Reserve: $6,500


--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------

SINGLE ASSET/ PORTFOLIO:      Single Asset

PROPERTY TYPE:                Anchored Retail

LOCATION:                     Phoenix, AZ

YEAR BUILT:                   1989

COLLATERAL:                   A single story, neighborhood retail shopping
                              Center anchored by a Food City. The property is comprised of ten buildings, and six of these are included in the collateral.

MAJOR TENANTS
(% OF TOTAL SF):              Food City (25.06%)
                              Goodwill Industries (12.14%)
                              Pure Fitness Athletic Center (7.29%)

CURRENT OCCUPANCY:            96.28%

UWNCF:                        $ 1,808,283

APPRAISED VALUE:              $ 19,000,000

APPRAISAL DATE:               9/9/00

CUT-OFF DATE LOAN/SF:         $73.84

CUT-OFF DATE LTV:             80.00%

BALLOON LTV:                  71.79%

UWNCF DSCR:                   1.34x


          [GRAPHIC OMITTED: PHOTOGRAPH OF GREENWAY PARK PLAZA PROPERTY]

[CHASE-LOGO]

THE RIGHT RELATIONSHIP IS EVERYTHING.(R)

THE INFORMATION HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT AND PROSPECTUS. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR SALES REPRESENTATIVE.

                             LE MONTROSE SUITE HOTEL

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------

                               ORIGINAL         CUT-OFF DATE

PRINCIPAL BALANCE:            $14,750,000       $14,705,230

% OF POOL BY IPB:             2.06%

ORIGINATOR:                   GECC

LOAN DATE:                    7/27/00

INTEREST RATE:                8.080%

REMAINING AMORTIZATION:       320 months

MATURITY DATE:                8/1/10

BORROWER/SPONSOR:             LaSalle Hotel Properties, ("LHO" on the NYSE)

CALL PROTECTION:              Lockout followed by defeasance

CROSS-COLLATERALIZATION:      No

LOCK BOX                      Springing hard at 1.40x DSCR (set up at closing)

RESERVES:                     Upfront Engineering Reserve: $20,500 4% FF&E upon
                              a 1.40x DSCR trigger


--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------

SINGLE ASSET/ PORTFOLIO:      Single Asset

PROPERTY TYPE:                Full-Service Hotel

LOCATION:                     Los Angeles, CA

YEAR BUILT / RENOVATED:       1975/2000

COLLATERAL:                   A full-service hotel located 2 blocks south of
                              Sunset Strip in West Hollywood, CA. The hotel has
                              132 bedrooms, an outdoor swimming pool, tennis court, sauna and exercise room. The property was originally built in 1975 and converted to a hotel in 1989

CURRENT OCCUPANCY:            71.00%

UNDERWRITTEN ADR:             $163.40

UNDERWRITTEN REVPAR:          $117.65

UWNCF:                        $2,574,119

APPRAISED VALUE:              $25,500,000

APPRAISAL DATE:               7/1/00

CUT-OFF DATE LOAN/UNIT:       $111,403.26

CUT-OFF DATE LTV:             57.67%

BALLOON LTV:                  49.74%

UWNCF DSCR:                   1.91x


              [GRAPHIC OMITTED: PHOTOGRAPH OF LE MONTROSE PROPERTY]